SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities
                    Exchange Act of 1934

Date of report (Date of Earliest Event Reported): July 16,1999

                 PETROLEUM HELICOPTERS, INC.
   (Exact name of registrant as specified in its charter)


          Louisiana            0-9827           72-0395707
       (State or other       (Commission      (I.R.S. Employer
         jurisdiction         File           Identification No.)
       incorporation )        Number )

  2121 Airline Drive, Suite 400
   P.O. Box 578, Metairie,                      70001-5979
          Louisiana
    (Address of principal                       (Zip Code)
      executive offices)

 Registrant's telephone number, including area code:
                    (504) 828-3323

                             N/A
    (Former name or former address, if changed since last
                          report.)


Item 8. Change in Fiscal Year.

On July 16, 1999 the Board of Directors of Petroleum
Helicopters, Inc. elected to change the Registrant's fiscal year from April 30 to December 31. The eight-month transition period beginning May 1, 1999 and ending December
31, 1999 will be reported on the Registrant's Form 10-K.


                         SIGNATURES

   Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PETROLEUM HELICOPTERS,INC

                                   BY:  /s/ Carroll W.Suggs
                                   ________________________
                                       Carroll W. Suggs
                                       Chairman of the Board,
                                       President,
                                       Chief Executive Officer
                                       and Director

                                    DATE:  July 30, 1999